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                       AIM VARIABLE INSURANCE FUNDS, INC.

                            AIM V.I. HIGH YIELD FUND

                      Supplemented dated October 21, 1999
                      to the Prospectus dated May 3, 1999
                        as supplemented October 1, 1999


The second paragraph under the "INVESTMENT OBJECTIVE AND STRATEGIES" section on page 1 of the prospectus is deleted and replaced with the following:

                     "The fund seeks to meet this objective by investing at least 65% of the value of its assets in publicly traded, lower-quality debt securities, i.e., "junk bonds." The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund will invest at least 80% of its total assets in debt securities, including convertible debt securities and/or cash or cash equivalents. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities."